UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2020

Date of Report (Date of earliest event reported)

Apollo Senior Floating Rate Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-22481	27-3581739
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9 West 57th Street New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AFT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Apollo Senior Floating Rate Fund Inc. (the “Fund”) announced on November 19, 2020 that the Board has elected that the Fund be subject to the Maryland Control Share Acquisition Act (the “MCSAA”), effective immediately. The Board believes that electing to be subject to the MCSAA protects the interests of the Fund and its stockholders. The objective of the MCSAA is to protect the interests of all stockholders of a Maryland corporation. Maryland lawmakers instituted the MCSAA to limit the ability of any single stockholder to exert undue influence in pursuit of short-term gains at the expense of long-term value for fund stockholders and a fund’s ability to achieve its investment objective.

The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of the Fund reinstate or approve those voting rights at a meeting of stockholders as provided in the MCSAA. The bylaws for the Fund provide that the provisions of the MCSAA do not apply to the voting rights of the holders of any shares of preferred stock of the Fund (but only with respect to such preferred stock).

The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and the Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

An investment in the Fund involves risk, including loss of principal. Investment return and the value of shares will fluctuate. Any commentary provided in this press release is for informational purposes only.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description:

5.03	Amended and Restated By-Laws of Apollo Senior Floating Rate Fund Inc. dated November 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO SENIOR FLOATING RATE FUND INC.

Date: November 24, 2020	By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Secretary and Chief Legal Officer